UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 23, 2013

Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2013, the Board of Directors awarded each nonemployee director 5,727 restricted shares as of May 23, 2013, with forfeiture restrictions lapsing in one year or on the date of the annual meeting of the stockholders in 2014 or upon the nonemployee director’s retirement or resignation from the Board, whichever date is earliest.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 23, 2013, at the 2013 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Stone Energy Corporation (“Stone”) voted on the following proposals:

(1) The election of ten individuals to Stone’s Board of Directors;

(2) Ratification of the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for the year ending December 31, 2013; and

(3) Approval of the advisory resolution approving compensation paid to Stone’s named executive officers.

On the record date for the Annual Meeting, there were 49,980,296 shares issued, outstanding and entitled to vote. Stockholders holding 45,844,741 shares were present at the meeting, in person or represented by proxy.

At the Annual Meeting, the stockholders re-elected the following individuals to serve as directors until the 2014 Annual Meeting of Stockholders. The voting for re-election of directors was as follows:

Director Nominee	Votes For	Votes Withheld	Broker Non-Votes
George R. Christmas	39,352,265	1,233,039	5,259,437
B. J. Duplantis	35,312,949	5,272,355	5,259,437
Peter D. Kinnear	39,355,903	1,229,401	5,259,437
John P. Laborde	39,985,882	599,422	5,259,437
Robert S. Murley	39,354,399	1,230,905	5,259,437
Richard A. Pattarozzi	39,930,033	655,271	5,259,437
Donald E. Powell	40,208,541	376,763	5,259,437
Kay G. Priestly	39,633,200	952,104	5,259,437
Phyllis M. Taylor	39,354,753	1,230,551	5,259,437
David H. Welch	39,498,770	1,086,534	5,259,437

The stockholders ratified the appointment of Ernst & Young LLP as Stone’s independent registered public accounting firm for the fiscal year ending December 31, 2013, with 45,291,626 shares voted for ratification, 473,007 shares voted against ratification, and 80,108 shares abstained.

The stockholders approved the advisory resolution approving compensation paid to Stone’s named executive officers. The vote was 27,367,114 shares for, 13,130,957 shares against, and 87,233 shares abstained. There were 5,259,437 broker non-votes.

In 2011, the Board of Directors implemented an annual advisory vote on the compensation paid to Stone’s named executive officers until the next required vote on the frequency of stockholder votes on the compensation of executives.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: May 28, 2013	By:	/s/ J. Kent Pierret
J. Kent Pierret Senior Vice President, Chief Accounting Officer and Treasurer